Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors February 7-8, 2018

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

U.S. Land Drilling Market Conditions Higher oil prices boding well for increasing drilling demand and continuing dayrate improvement Customer level of interest in putting additional rigs to work has increased since our most recent conference call (January 25, 2018) Continue to experience additional demand for super-spec rigs as replacement cycle persists and well complexity increases Increasing our capital expenditures estimate to a range of $350 to $400 million (from ~$350 million) for fiscal 2018 as a result of recent improvement in market conditions Average FlexRig spot pricing still in high-teens, while leading-edge super-spec FlexRig pricing is in the low-to-mid $20k/day range

Second Fiscal Quarter H&P Outlook (As of February 7, 2018) Drilling Operations Outlook for 2Q of Fiscal 2018 Compared to 1Q of Fiscal 2018 U.S. Land Segment Revenue days now expected to increase by approximately 2% (representing a 4% increase in the average number of active rigs given the lower number of calendar days during the second fiscal quarter) Average rig revenue per day still expected to be roughly flat to slightly up (excluding any impact from early termination revenue) Average rig expense per day now expected to be roughly $14,000 Offshore Segment Revenue days still expected to decrease by approximately 2% (as a result of the lower number of calendar days during the second fiscal quarter) Average rig margin per day still expected to be approximately $11,500 Management contracts still expected to generate approximately $4 million in operating income International Land Segment Revenue days still expected to decrease by approximately 4% (representing a 2% decline in the average number of active rigs given the lower number of calendar days during the second fiscal quarter) Average rig margin per day still expected to be roughly $8,000 Other Estimates for Fiscal 2018 Capital expenditures are now expected to be in the range of approximately $350 to $400 million The estimate for general and administrative expenses is still expected at approximately $180 million

Very strong balance sheet Most capable land drilling fleet Market share leader in the U.S. Robust term contract backlog Operational strategy focused on continued innovation, safety, performance excellence, reliability and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Strong Balance Sheet (As of September 30, 2017) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

Current Dividend Yields Source: Nasdaq IR Insight (FactSet). Yields calculated as of market close on February 2, 2018. 0% 1% 2% 3% 4% HP NBR PTEN PDS UNT Dividend Yield (%)

H&P’s Global Rig Fleet * The U.S. Land Super-Spec portion of the 2018E global rig fleet is as of 1/25/2018. The Company plans to upgrade additional rigs to super- spec status throughout 2018. ** The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 396

U.S. Land Market Share Leader As of January 2018 (~1,000 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). 0% 6% 12% 18% 24% HP PTEN NBR PDS UNT Estimated Market Share

The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/25/18. Given notifications as of 1/25/18, the Company expects to generate approximately $4 million in the second fiscal quarter of 2018 and approximately $6 million over the next 9 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees. H&P Global Fleet Under Term Contract * 0 10 20 30 40 50 60 70 80 90 100 110 FY18 FY19 FY20 FY21 Number of Rigs Already Under Long - Term Contracts (Estimated Annual Average) Term Contract Status - H&P Global Fleet * ( As of 1/25/18 ) U.S. Land International Land Offshore

Source: The above estimates corresponding to AC Drive market share are derived from Rig Data. AC Drive Gains Share with Relatively Flat Rig Count (Historical Example: January 2013 – January 2014)

Source: The above estimates corresponding to “Super-Spec* Market Share” are derived from multiple sources including Rig Data. “Super-Spec*” Rigs Rapidly Gain Market Share * The combined rig specifications of AC drive with 1,500 hp drawworks, 750,000# hookload ratings, 7,500 psi mud circulating systems and multiple-well pad drilling systems fit the description of what some industry followers refer to as “super-spec” rigs (or “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. 29% 32% 35% 38% 41% 0 250 500 750 1,000 Super - Spec* as a % of Active US Land Rigs Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) U.S. Land Rig Count Super-Spec* Market Share

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. ~1,000 Active U.S. Land Rigs (January 2018) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs Horizontal or Directional Wells Being Drilled with AC Drive Rigs 67% Horizontal or Directional Wells Being Drilled with SCR or Mechanical Rigs 26% Vertical Wells Being Drilled 7%

(~680 Rigs as of January 2018) Active AC Drive U.S. Rig Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). HP 30% PTEN 20% NBR 15% PDS 8% Other Land Drillers 27%

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of FlexRig fleet allows for broad range of rig upgrades

CapEx Upgrade Opportunities 7,500 psi mud circulating systems Investing in multi-well pad drilling capability FlexRig3 skid systems FlexRig3 walking systems Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

* ~72% are optimal for multiple-well pad drilling applications. H&P U.S. Land Fleet – Family of SolutionsTM 1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand** 350 Available H&P U.S. Land Rigs ** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. (As of January 25, 2018) Upgraded (~171) Potential Upgrade Candidates (~99) Other (~56)

AC Fleet Size Creates Opportunity Greater scale than any competitor; ability to upgrade and deploy a total of 270 FlexRigs in U.S. Land segment to rig specifications in highest demand without investing in new builds Approximately 40% market share of the active rigs in highest demand (super-spec) in U.S. Land 99 upgradeable FlexRigs remaining in U.S. Land segment (30 already contracted); attractive leverage to our bottom line Higher specification rigs provided in a capital-efficient way without the need to over invest (compared to building new rigs) Integrated Model, with proven ability to deliver the best rigs and the best returns in sector creates opportunity (As of January 25, 2018)

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter announcements of calendar 2017) Idle Active

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter announcements of calendar 2017) Idle Active

H&P’s Lead in U.S. Land AC Drive Rigs January 2018 activity (all U.S. land rigs) with 1,500hp Drawworks Rating and 750,000 lbs. Mast Hookload 2014 Peak activity (all U.S. land rigs) * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Values for PTEN include active AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. 0 40 80 120 160 200 240 280 320 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload* AC Drive Rigs with 1,500 hp Drawworks Rating and 750k lbs. Mast Hookload (existing as of third quarter announcements of calendar 2017) Idle Active

* AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems (herein referred to as “Super-Spec Upgradable”) can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (herein referred to as “Super-Spec”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. Source: The above estimates corresponding to “Super-Spec” rig count are derived from multiple sources including Rig Data. Industry’s “Super-Spec*” and Upgradable Utilization

H&P U.S. Land Fleet – Family of SolutionsTM 1,500 hp AC Drive FlexRigs*, including 199 Upgraded or Upgradeable to Rig Specifications in High Demand** 206 Contracted H&P U.S. Land Rigs ** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (199) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements. * ~92% are optimal for multiple-well pad drilling applications. (As of January 25, 2018) Upgraded (~169) Other (~7) Potential Upgrade Candidates (~ 30) 1,500 hp AC Drive FlexRigs* (206) 1,150 hp AC Drive FlexRigs (0) 3,000 hp SCR Rigs (0)

U.S. Land Market Share Gains Since 2014 Peak Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs recently acquired from Seventy Seven Energy (SVNT). -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from October 2014 to January 2018

H&P’s Experience and Expertise People, systems and the operational support structures in place to drive high performance and reliability 2,000+ rig years of AC drive operational experience Expertise within an integrated business model (designing, building and upgrading fleet) provides the best value solution for customers

Benefits of an Integrated Model CONTINUOUS IMPROVEMENT DESIGN (and redesign) FABRICATE (and upgrade) OPERATE (and improve)

FlexRig Family of SolutionsTM - Pad Design FlexRig3 skid system is designed to meet the requirements for standard pad drilling. Typically customers drill 2-4 wells per pad. FlexRig5 skid system is a bi-directional design, with the typical pad having 2-4 wells, and in some cases range from 6-8 wells. The “walking” option for the FlexRig3 will enable us to capture additional market share and will enhance our Family of SolutionsTM offering. As a result of customer demand, we continue to upgrade standard FlexRig3s with skid and walking systems.

The H&P Family of SolutionsTM provides options that clearly match pad drilling trends. Source: Coras Research, LLC. % of Horizontal Wells Drilled (Permian ONLY) H&P’s Family of SolutionsTM Matches Pad Drilling Trends

U.S. Land Market Share Gains Since 2016 Trough (As Every Contractor’s Best Rigs Competed for Work) Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. * Values for PTEN include active rigs acquired from Seventy Seven Energy (SVNT). -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% HP PDS PTEN* NBR U.S. Land Market Share Gains from May 2016 to January 2018

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2) 118 73 28 29 26 22 10 19 33 59 95 93 98 97 179 158 128 117 104 84 72 67 73 87 87 98 102 109 297 233 161 153 134 111 87 91 109 147 183 191 200 206 0 30 60 90 120 150 180 210 240 270 300 330 Avg. Q1FY15 Avg. Q2FY15 Avg. Q3FY15 Avg. Q4FY15 Avg. Q1FY16 Avg. Q2FY16 Avg. Q3FY16 Avg. Q4FY16 Avg. Q1FY17 Avg. Q2FY17 Avg. Q3FY17 Avg. Q4FY17 Avg. Q1FY18 As of 1/25/18 Number of Active H&P U.S. Land Rigs Active Rigs in Spot Market Active Rigs on Term Other Rigs on Term

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape Increasingly complex well designs, including longer laterals and more challenging drilling requirements Ongoing trend toward more complex wells also results in need to enhance control of wellbore quality and placement Customers continue to focus on safety, efficiency, technology, and reliable drilling performance AC drive rigs considered best suited and continue to be upgraded for more demanding drilling requirements Replacement cycle expected to continue

Leading U.S. Unconventional Driller (206 H&P Contracted Land Rigs as of 1/25/18) Permian Basin , 102 Eagle Ford Shale , 31 Oklahoma Woodford , 30 Haynesville/Cotton Valley , 11 Piceance Basin , 7 Bakken Shale , 6 Marcellus Shale , 5 Utica Shale , 5 Niobrara Shale , 4 Other Gas (Dry and Liquids Rich) , 3 Mississippian , 1 Woodbine , 1

Unconventional Drilling in the Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. (As of January 2018) H&P’s Active Rigs in the Permian Basin Total Active Rigs in the Permian Basin 0 20 40 60 80 100 0 100 200 300 400 500 H&P Horizontal / Directional Vertical

Increasing Focus on More Difficult Drilling 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Active U.S. Rigs (BHI North American Rotary Rig Count) U.S. Rig Activity by Drilling Type Vertical Drilling Horizontal or Directional Drilling

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of January 2018) 0% 10% 20% 30% 40% 50% 60% 70% 80% Percentage of Active U.S. Land Rigs Drilling Horizontal and Directional Well Paths AC Drive Rigs SCR Rigs Mechanical Rigs

The Replacement Cycle: Customer Adoption Next ~130 E&P Operators (~600 Active Rigs by Power Type) Top 10 E&P Operators (~230 Active Rigs by Power Type) Remaining E&P Operators (~170 Active Rigs by Power Type) Top 10 E&P Operators Next ~130 E&P Operators Remaining E&P Operators They represent the 10 most active E&P operators and employ ~23% of the industry’s active drilling rigs. They represent the next ~130 most active operators and employ ~60% of the industry’s active drilling rigs. They represent all other remaining active operators and employ ~17% of the industry’s active drilling rigs. ~99% of their rigs are drilling horizontal or directional wells. ~96% of their rigs are drilling horizontal or directional wells. ~71% of their rigs are drilling horizontal or directional wells. ~14% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~27% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. ~33% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs. U.S. Land Market (as of January 2018) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. AC Drive Rigs 40% Legacy Rigs 60% AC Drive Rigs 69% Legacy Rigs 31% AC Drive Rigs 85% Legacy Rigs 15%

As of October 2014 (Peak) (~1,930 Active Rigs in U.S. Land By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,925 Active Rigs in U.S. Land By Power Type) As of January 2018 (~1,000 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. AC Drive Rigs 68% SCR Rigs 17% Mechanical Rigs 15%

U.S. Land Horizontal and Directional Activity (~925 Rigs as of January 2018) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. AC Drive Rigs 72% Legacy Rigs 28%

Performance Is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Uniform Fleet Size & Scale Operational Support Network Processes/Data Maintenance Supply Chain

Center of Excellence – Tulsa, OK Support Structure Data Analysis Best Practices 24/7 Technical and Performance Solutions:

H&P Adding to the Family of SolutionsTM Recent MOTIVE and MagVAR acquisitions create a powerful software platform and compelling value opportunity for E&P companies Offers flexibility to select best technology regardless of drilling contractor Brings new level of accuracy to directional drilling MOTIVE-guided wells significantly outperform non-MOTIVE wells MagVAR services reduce surveying uncertainty by 50-60%, increases horizontal well economics while reducing risk

MOTIVE Drilling Technologies, Inc. MOTIVE’s proprietary Bit Guidance System is a unique directional drilling technology. Industry leader in the use of cognitive computing to guide the directional drilling process Algorithm-driven system More than 350 horizontal wells to date and over 4.5 million feet drilled across all of the major U.S. shale plays and Canada MOTIVE has the ability to provide decision automation. More accurate well placement Smoother, better quality wellbores More efficient drilling (faster and with better accuracy) Consistently lower drilling costs Potential for increased hydrocarbon production MOTIVE will remain available to all E&P operators and directional drilling service providers regardless of which drilling rig contractor is used.

MOTIVE Case Study Industry Problem: Higher than expected drilling and lifting costs due to the inability to consistently follow a prescribed well path and to hit and stay within the targets identified collectively by the operator’s geologists, geophysicists, and reservoir engineers. H&P Solution: MOTIVE™ Bit Guidance System. Goes beyond traditional directional drilling by providing task automation, forward modeling, real-time learning, and automated decision-making to guide the steering of the bit while considering the economic consequences of all decisions. Case Study Evidence (Eagle Ford): two sets of four wells drilled (one guided by MOTIVE and one without it), with nearly identical lithologies, well path geometries, drill bits, BHAs, and other associated rig equipment, and at approximately the same time. Results: 30% lower effective directional drilling cost with nearly twice the accuracy and zero non-productive time (NPT). Conclusion: The MOTIVE-guided wells significantly outperformed the non-MOTIVE wells in each of the sections drilled.

MagVAR MagVAR is a leading provider of MWD geomagnetic referencing and survey quality management Real-time center serving active horizontal rigs drilling in North America Utilized for over 40 E&P companies 3,000+ wells analyzed and corrected

Well Placement is Critical MagVAR services reduce standard surveying uncertainty by 50-60%, increasing horizontal well economics while reducing risk. Precise well placement enables maximum reservoir drainage More accurate positional data leads to better geological models Less positional uncertainty reduces risk of well on well collision Maintaining accurate well spacing reduces occurrences of frac hits during completions

Customer Satisfaction Matters Value creation for the customer is not only driven by having the right rig. It is also driven by service; the ability of an organization to deliver top performance with that rig. Better service drives value, customer satisfaction, market share and pricing. H&P has been rated 1st in total customer satisfaction for nine years in a row.* When combined with capital discipline, customer satisfaction also drives shareholder value. * Please refer to EnergyPoint Research.

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

Additional References

~235 rigs are optimal for multiple-well pad drilling (97% of which are equipped with skidding systems and the remainder with walking systems). The remaining SCR rigs in the U.S. Land segment have a 3,000 hp drawworks rating. H&P Activity as of January 25, 2018 Rigs Working/ Contracted 206 206 0 5 17 228 Rigs Available 350 348 2 8 38 396 % Contracted 59% 59% 0% 63% 45% 58% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total Fleet (2) (1)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average - as of 1/25/18) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY18 FY18 FY18 FY19 FY19 FY19 FY19 U.S. Land 104.1 91.4 74.1 63.7 29.1 24.5 20.9 International Land 10.8 10.0 10.0 10.0 10.0 10.0 10.0 Offshore 2.0 1.9 0.3 0.0 0.0 0.0 0.0 Total 116.9 103.3 84.4 73.7 39.1 34.5 30.9 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 1/25/18. Given notifications as of 1/25/18, the Company expects to generate approximately $4 million in the second fiscal quarter of 2018 and approximately $6 million over the next 9 months from early terminations corresponding to long-term contracts and related to its U.S. Land segment. All of the above rig contracts have original terms equal to or in excess of six months and include provisions for early termination fees.

U.S. Land Average Rig Expense per Day * Excludes extraordinary items mentioned in a particular quarter’s press release (e.g. lawsuit settlement charges). ** Estimated average rig expense per day for operating rigs only excludes estimated expenses associated with transitory and idle rig costs (e.g. rig idling expenses, ongoing idle rig costs like property taxes and insurance, the start-up expenses related to the reactivation of idle rigs, and the estimated effect of idle rigs on standby).

Contracted Idle Total Long-term Contracts Argentina 16 3 19 10 Bahrain 1 2 3 Colombia 8 8 Ecuador 6 6 U.A.E. 2 2 Total 17 21 38 10 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 10 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. Four of the 16 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig Fleet Status (as of January 25, 2018) (1) (3)

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S.* AC Drive Rigs (existing as of third quarter announcements of calendar 2017)

H&P’s Lead in U.S. Land AC Drive Rigs with 1,500hp Drawworks Rating * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS. 0 40 80 120 160 200 240 280 320 360 HP PTEN** NBR PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating * AC Drive Rigs with 1,500 hp Drawworks Rating (existing as of third quarter announcements of calendar 2017)

H&P Very Well Positioned to Gain Share Note: The above estimates are derived from multiple sources including Rig Data and corporate filings. * Includes ~70 FlexRigs that have been or can be upgraded to what some industry followers refer to as “super-spec” rigs. ** Values for PTEN include AC drive rigs recently acquired from Seventy Seven Energy (SVNT). *** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, and PDS. Idle 1,500 hp AC Drive Land Rigs (as of January 2018) 0 20 40 60 80 100 120 140 HP* NBR PTEN** PDS All Others*** Estimated Number of AC Drive Land Rigs in U.S. with 1,500 hp Drawworks Rating

Drilling Activity in the U.S. 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Land Rigs (BHI North American Rotary Rig Count) BHI U.S. Land Rig Count

Ten-Year Relative Shareholder Return Source: Nasdaq IR Insight (FactSet) as of February 2, 2018. 0% 100% 200% 300% 400% HP NBR PTEN UNT PDS

Land Drilling Market Valuations Source: Nasdaq IR Insight (FactSet) as of February 2, 2018. $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 HP PTEN NBR UNT PDS Market Capitalization (Millions)

Oil vs. Natural Gas Directed Rig Count 0 500 1,000 1,500 2,000 2,500 Number of Active U.S. Rigs (BHI North American Rotary Rig Count) Total Active Rigs Rigs Drilling for Oil Rigs Drilling for Gas

Oil and Natural Gas Prices Source: Energy Information Administration and Nasdaq IR Insight (FactSet). Oil Prices Natural Gas Prices $0 $20 $40 $60 $80 $100 $120 $140 $160 $0 $2 $4 $6 $8 $10 $12 $14 $16 U.S. Dollars per Million British Thermal Units U.S. Dollars per Barrel Daily Prices Henry Hub Spot West Texas Intermediate Spot